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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   June 12, 1998
                                                --------------------------------

                             SILVERADO FOODS, INC.
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             (Exact name of registrant as specified in its charter)


    Oklahoma                        1-13260                  73-1369218
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(State or other                (Commission File          (I.R.S. Employer
 jurisdiction of                    Number)              Identification No.)
 incorporation)


6846 South Canton, Suite 110, Tulsa, Oklahoma                  74136
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code    (918) 496-2400
                                                    -------------------


                                Not applicable
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         (Former name or former address, if changed since last report)
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Item 2.    Acquisition or Disposition of Assets
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           On June 12, 1998, the Registrant disposed of its bagel bar business and related manufacturing assets located in Santa Ana, California to Gourmet Specialty Bakers, Inc. Gourmet Specialty Bakers, Inc. manufactures a variety of bakery products for sale into club stores, commercial grocery and food service channels. The transaction included certain inventories and manufacturing equipment as well as the assumption of certain liabilities by Gourmet Specialty Bakers, Inc., including accounts payable in the amount of $257,994. The Registrant's California plant produced its bagel bar product lines as well as Mom's Best pound cakes and total revenues from this business in 1997 were $8.7 million (37% of total Registrant revenues). The total consideration from the sale is $3.75 million, including $2.5 million in the form of a note receivable due on or before November 30, 1998, and $1.25 million in the form of an earn-out agreement based on product sales and new distribution achievement in 1998. Pursuant to this earn-out agreement, Gourmet Specialty Bakers, Inc., will pay the Registrant $500,000 if sales reach $5.1 million, or $1,000,000 if sales reach $6.3 million. The additional cash payment rises proportionately once sales reach $3.9 million. If such sales are less than $3 million, the Registrant will be required to pay $500,000 to Gourmet Specialty Bakers, Inc. In addition, Gourmet Specialty Bakers, Inc. is required to pay a royalty of up to $250,000 on the sale of certain new products.

           There is no material relationship among Registrant, its affiliates, and directors or officers of the Registrant and Gourmet Specialty Bakers, Inc.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           Pro forma condensed consolidated financial statements of the Registrant required pursuant to Article 11 of Regulation S-X, which present the pro forma effects of the transactions described in Item 2 above, assuming such transactions had occurred as of the dates set forth in the accompanying notes, are included herein as Exhibit 99.1.

           The following is a list of all exhibits filed as a part of this Form 8-K.

           Exhibit No.  Description of Exhibit
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           10.1         Asset Purchase Agreement
           99.1         Pro Forma Financial Statements
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                                   SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SILVERADO FOODS, INC.



                                    By: /s/ Dorvin D. Lively
                                        ----------------------------------------
                                        Dorvin D. Lively
                                        Vice President & Chief Financial Officer


Date:  June 29, 1998